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                                                                   Exhibit 10.33



                                    GUARANTY


                  GUARANTY, dated as of March 13, 2000, made by GS TECHNOLOGIES CORPORATION, a Delaware corporation (the "Guarantor"), in favor of the Lenders party to the Credit Agreement referred to below and THE CIT GROUP/BUSINESS CREDIT, INC., as agent (the "Agent") for such Lenders.


                              W I T N E S S E T H :

                  WHEREAS, GS Technologies Operating Co., Inc., Georgetown Steel Corporation, ME International, Inc. and ME-West Castings, Inc. (each a "Company" and collectively, the "Companies"), the financial institutions from time to time party thereto (the "Lenders"), and the Agent are parties to a Credit Agreement, dated as of March 13, 2000 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement") pursuant to which the Lenders have agreed to extend credit to the Companies;

                  WHEREAS, the Guarantor owns directly all of the issued and outstanding shares of capital stock of GS Technologies Operating Co., Inc. and owns indirectly all of the issued and outstanding shares of capital stock of Georgetown Steel Corporation, ME International Inc. and ME-West Castings, Inc.; and

                  WHEREAS, pursuant to the Credit Agreement, the Guarantor is required to execute and deliver to the Agent a guaranty guaranteeing the Obligations (as defined in the Credit Agreement) to the Companies and all other Obligations (as hereinafter defined) under the Loan Documents (as defined in the Credit Agreement);

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain credit pursuant to the Credit Agreement, the Guarantor hereby agrees with the Lenders and the Agent as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Guaranty. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Companies as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all (A) amounts now or hereafter owing in respect of the Notes, the Credit Agreement and the other Loan Documents, including, without limitation, all Obligations (as defined in the Credit Agreement), whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses or otherwise, and (B) indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter


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arising of the Companies to the Agent and the Lenders (the "Obligations"), and
(ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing their rights under this Guaranty.

                  SECTION 3. Guarantor's Obligations Unconditional.

                           (a) The Guarantor hereby guarantees that the
Obligations will be paid strictly in accordance with the terms of the Loan Documents to which the Companies are a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be made by the Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Companies or whether the Companies are joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Companies or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

                           (b) This Guaranty (i) is a continuing guaranty and
shall remain in full force and effect until such date on which the Loans, all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of the Companies or otherwise, all as though such payment had not been made.

                  SECTION 4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Companies;
(iii) notice of any actions taken by the Agent, any Lender or the Companies or any other Obligor under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4,



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might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source and (vi) any requirement that the Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Companies or any other Person or any Collateral.

                  SECTION 5. Subrogation. Until such time as the Obligations shall have been indefeasibly paid in full, the Guarantor hereby irrevocably waives and agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Companies on account of any payments made under this Agreement or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Credit Agreement.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                           (a) It is a corporation duly organized, validly
existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, and has all requisite power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

                           (b) The execution, delivery and performance by the
Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action; (ii) do not and will not contravene its organizational documents or any applicable law; (iii) do not and will not violate any contractual restriction binding on or otherwise affecting the Guarantor or any of its properties; and (iv) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than pursuant to any Loan Document).

                           (c) No authorization, approval or other action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

                           (d) Each of this Guaranty and the other Loan
Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principles affecting the enforcement of creditors' rights generally.



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                           (e) There is no pending or threatened action, suit or
proceeding against the Guarantor or to which any of the properties of the Guarantor is subject before any court, or other foreign, Federal, State or local governmental authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

                           (f) The Guarantor now has and will continue to have
independent means of obtaining information concerning the affairs, financial condition and business of the Companies, and has no need of, or right to obtain from the Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Companies that may come under the control of the Agent or any Lender.

                  SECTION 7. Negative Covenants. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement, without the prior written consent of the Majority Lenders, the Guarantor will not permit and will not permit any of its Subsidiaries to directly or indirectly make, or set apart any sum for or to make: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of the Guarantor now or hereafter outstanding, (ii) any repurchase, redemption, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Guarantor now or hereafter outstanding, or (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of capital stock of the Guarantor now or hereafter outstanding, except for the declaration and payment of cash dividends to its shareholders in an aggregate amount not to exceed the amount necessary to fulfill its obligations under the Tax Sharing Agreement or the Management Services Agreement, in each case as in effect on the date hereof or as amended as permitted by Section 8.14 of the Credit Agreement.

                  SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Lenders may have.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address specified on the



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signature page hereto; if to the Agent, to it at its address as specified in the
Credit Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and a confirmation is received and (iii) if delivered, upon delivery.

                  SECTION 10. Consent to Jurisdiction; Waiver of Immunities.

                  (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor further irrevocably consents to the service of process (i) by registered or certified mail, postage prepaid, to the Guarantor at its address specified in Section 9 hereof, such service to become effective five (5) days after such mailing, or (ii) by personal service within or without the State of New York.

                  (b) Nothing in this Section 10 shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

                  (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

                  SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE CREDIT AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 12. Miscellaneous.

                           (a) The Guarantor will make each payment hereunder in
Dollars and in immediately available funds to the Agent, for the benefit of the Lenders, at such address specified by the Agent from time to time by notice to the Guarantor.



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                           (b) No amendment of any provision of this Guaranty
shall be effective unless it is in writing and signed by the Guarantor and the Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (c) No failure on the part of the Agent, acting on
behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

                           (d) Any provision of this Guaranty which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (e) This Guaranty shall (i) be binding on the
Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

                           (f) This Guaranty shall be governed by, and construed
in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.


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                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.


                                          GS TECHNOLOGIES CORPORATION


                                          By:
                                              -----------------------------
                                              Name:
                                              Title:


                                          Address for Notices:
                                          1901 Roxborough Road
                                          Suite 200
                                          Charlotte, NC 28211
                                          Attention:  L.-M. Hubert

                                          Telephone:  (704) 442-3154
                                          Telecopier: (704) 365-4340



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